Exhibit 99.1 INVESTOR PRESENTATION Spring 2020Exhibit 99.1 INVESTOR PRESENTATION Spring 2020

Disclaimer This presentation contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on our beliefs, assumptions and expectations of our future financial and operating performance and growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include adverse economic or real estate developments in our geographic markets or the temperature-controlled warehouse industry; general economic conditions; risks associated with the ownership of real estate and temperature-controlled warehouses in particular; defaults or non-renewals of contracts with customers; potential bankruptcy or insolvency of our customers; uncertainty of revenues, given the nature of our customer contracts; increased interest rates and operating costs; our failure to obtain necessary outside financing; risks related to, or restrictions contained in, our debt financing; decreased storage rates or increased vacancy rates; risks related to current and potential international operations and properties; our failure to realize the intended benefits from our recent acquisitions, including synergies, or disruptions to our plans and operations or unknown or contingent liabilities related to our recent acquisitions; our failure to successfully integrate and operate acquired or developed properties or businesses, including but not limited to: Cloverleaf Cold Storage, Lanier Cold Storage, MHW Group Inc., Nova Cold Logistics, Newport Cold Storage and PortFresh Holdings, LLC; acquisition risks, including the failure of such acquisitions to perform in accordance with projections; risks related to expansions of existing properties and developments of new properties, including failure to meet budgeted or stabilized returns in respect thereof; difficulties in expanding our operations into new markets, including international markets; our failure to maintain our status as a REIT; our operating partnership’s failure to qualify as a partnership for federal income tax purposes; uncertainties and risks related to natural disasters and global climate change; possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently or previously owned by us; financial market fluctuations; actions by our competitors and their increasing ability to compete with us; labor and power costs; changes in real estate and zoning laws and increases in real property tax rates; the competitive environment in which we operate; our relationship with our employees, including the occurrence of any work stoppages or any disputes under our collective bargaining agreements; liabilities as a result of our participation in multi-employer pension plans; losses in excess of our insurance coverage; the cost and time requirements as a result of our operation as a publicly traded REIT; changes in foreign currency exchange rates; the impact of anti-takeover provisions in our constituent documents and under Maryland law, which could make an acquisition of us more difficult, limit attempts by our shareholders to replace our trustees and affect the price of our common shares; the potential dilutive effect of our common share offerings; and risks related to our forward sale agreement, including substantial dilution to our earnings per share or substantial cash payment obligations. Words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives,” “intends,” “may,” “opportunity,” “plans,” “potential,” “near-term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions are intended to identify such forward-looking statements. Examples of forward-looking statements included in this presentation include, among others, statements about our expected expansion and development pipeline and our targeted return on invested capital on expansion and development opportunities. We qualify any forward-looking statements entirely by these cautionary factors. Other risks, uncertainties and factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and our other reports filed with the Securities and Exchange Commission, could cause our actual results to differ materially from those projected in any forward-looking statements we make. We assume no obligation to update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.Disclaimer This presentation contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on our beliefs, assumptions and expectations of our future financial and operating performance and growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include adverse economic or real estate developments in our geographic markets or the temperature-controlled warehouse industry; general economic conditions; risks associated with the ownership of real estate and temperature-controlled warehouses in particular; defaults or non-renewals of contracts with customers; potential bankruptcy or insolvency of our customers; uncertainty of revenues, given the nature of our customer contracts; increased interest rates and operating costs; our failure to obtain necessary outside financing; risks related to, or restrictions contained in, our debt financing; decreased storage rates or increased vacancy rates; risks related to current and potential international operations and properties; our failure to realize the intended benefits from our recent acquisitions, including synergies, or disruptions to our plans and operations or unknown or contingent liabilities related to our recent acquisitions; our failure to successfully integrate and operate acquired or developed properties or businesses, including but not limited to: Cloverleaf Cold Storage, Lanier Cold Storage, MHW Group Inc., Nova Cold Logistics, Newport Cold Storage and PortFresh Holdings, LLC; acquisition risks, including the failure of such acquisitions to perform in accordance with projections; risks related to expansions of existing properties and developments of new properties, including failure to meet budgeted or stabilized returns in respect thereof; difficulties in expanding our operations into new markets, including international markets; our failure to maintain our status as a REIT; our operating partnership’s failure to qualify as a partnership for federal income tax purposes; uncertainties and risks related to natural disasters and global climate change; possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently or previously owned by us; financial market fluctuations; actions by our competitors and their increasing ability to compete with us; labor and power costs; changes in real estate and zoning laws and increases in real property tax rates; the competitive environment in which we operate; our relationship with our employees, including the occurrence of any work stoppages or any disputes under our collective bargaining agreements; liabilities as a result of our participation in multi-employer pension plans; losses in excess of our insurance coverage; the cost and time requirements as a result of our operation as a publicly traded REIT; changes in foreign currency exchange rates; the impact of anti-takeover provisions in our constituent documents and under Maryland law, which could make an acquisition of us more difficult, limit attempts by our shareholders to replace our trustees and affect the price of our common shares; the potential dilutive effect of our common share offerings; and risks related to our forward sale agreement, including substantial dilution to our earnings per share or substantial cash payment obligations. Words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives,” “intends,” “may,” “opportunity,” “plans,” “potential,” “near-term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions are intended to identify such forward-looking statements. Examples of forward-looking statements included in this presentation include, among others, statements about our expected expansion and development pipeline and our targeted return on invested capital on expansion and development opportunities. We qualify any forward-looking statements entirely by these cautionary factors. Other risks, uncertainties and factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and our other reports filed with the Securities and Exchange Commission, could cause our actual results to differ materially from those projected in any forward-looking statements we make. We assume no obligation to update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Key Investment Highlights Important First Mover Global Market Leader Infrastructure Supported Strong and Stable Food Advantage as the Only with Integrated Network by Best-in-Class IT and Industry Fundamentals Publicly Traded REIT of Strategically-Located, Operating Platforms Drive Growing Demand Focused on Temperature- High-Quality, “Mission- Provides a Significant for Our Business Controlled Warehouses Critical” Warehouses Competitive Advantage Experienced Substantial Internal and Management Team, External Growth Investment Grade, Alignment of Interest and Opportunities Expected Flexible Balance Sheet to Drive Attractive Best-In-Class Corporate Positioned for Growth Risk-Adjusted Returns Governance 1Key Investment Highlights Important First Mover Global Market Leader Infrastructure Supported Strong and Stable Food Advantage as the Only with Integrated Network by Best-in-Class IT and Industry Fundamentals Publicly Traded REIT of Strategically-Located, Operating Platforms Drive Growing Demand Focused on Temperature- High-Quality, “Mission- Provides a Significant for Our Business Controlled Warehouses Critical” Warehouses Competitive Advantage Experienced Substantial Internal and Management Team, External Growth Investment Grade, Alignment of Interest and Opportunities Expected Flexible Balance Sheet to Drive Attractive Best-In-Class Corporate Positioned for Growth Risk-Adjusted Returns Governance 1

Company Snapshot

World's largest publicly traded REIT focused on the ownership, operation, development and acquisition of temperature-controlled warehouses

Portfolio Overview

Warehouses	Ownership Type	Total Capacity	Average Facility Size	Countries of Operation	Estimate of U.S. Market Share	Number of Customers	Number of Pallet Positions
178	*143 owned (1), 24 capital / operating leased, 11 managed*	*1.1bn cubic feet / 45mm square feet*	*6mm cubic feet / 253K square feet*	*U.S., Australia, New Zealand, Argentina and Canada*	*27% (2)*	*~2,500*	*~3.6mm*

Financial Highlights

$8.5bn	*Total Enterprise Value (3)*
$6.8bn	*Equity Market Cap (3)*
$1.17	*2019 AFFO per Share*
$0.80	*2019 Annualized Dividend per Share*
3.5% / 5.1%	*2019 SS Revenue / NOI Growth Rate (4)*

FY 2019 Segment Breakdown (5)

Revenue


Warehouse
78%
FY 2019
TOTAL
REVENUE
$1,775mm
14%
Third-Party
Managed
8%
Transportation

Contribution / NOI (6)


Warehouse
94%
FY 2019
TOTAL
CONTRIBUTION
(NOI)
$477mm
2%
4%
Third-Party
Managed
Transportation

Note: Figures as of December 31, 2019, unless otherwise indicated
(1) Includes seven ground leased assets
(2) IARW Top Companies in USA and North America, February 2020 and USDA Capacity of Refrigerated Warehouses, January 2020
(3) Based on COLD share price as of February 25, 2020
(4) Same store revenue and NOI growth rates on a constant currency basis
(5) Excludes quarry business
(6) Segment contribution refers to segment's revenues less segment specific operating expenses (excludes any depreciation, depletion and amortization, impairment charges and corporate level SG&A). Contribution for our warehouse segment equates to net operating income ("NOI")

2

americold

Largest Fully Integrated Network of Temperature-Controlled Warehouses An indispensable component of food infrastructure from “farm to fork e-Commerce Fulfillment Delhi, LA LaPorte, TX Atlanta, GA Phoenix, AZ Farm Fork Production Public Distribution Retail Distribution Advantaged Warehouse Center Center Supermarket Warehouse Food Producers Americold Realty Trust Food Distribution + Retailers Gouldsboro Distribution Center Gouldsboro, PA 3Largest Fully Integrated Network of Temperature-Controlled Warehouses An indispensable component of food infrastructure from “farm to fork e-Commerce Fulfillment Delhi, LA LaPorte, TX Atlanta, GA Phoenix, AZ Farm Fork Production Public Distribution Retail Distribution Advantaged Warehouse Center Center Supermarket Warehouse Food Producers Americold Realty Trust Food Distribution + Retailers Gouldsboro Distribution Center Gouldsboro, PA 3

Integrated Operations Overview

Real estate value is driven by the critical nature of our infrastructure, strategic locations and integrated, full-service strategy

Warehouse (Storage and Handling)

Segment Overview

- Mission-critical, temperature-controlled real estate infrastructure generates rent and storage income
- Comprehensive value-add services
- Strategic locations, network breadth, scale, reliable temperature integrity and best-in-class customer IT interface distinguish our warehouses from our competitors



Tradewater Distribution Facility – Atlanta, GA

Select Customers

Conagra Brands, Wakefern Food Corp, Danone Wave, Woolworths, McCain, H-E-B, Ocean Spray, General Mills, Smithfield

% of Contribution (1)


Warehouse
NOI
94%

Third-Party Managed

Segment Overview

- Management of customer-owned warehouses
- Warehouse management services provided at customer-owned facilities
- Operating costs passed through to customers

Select Customers

Kroger, KraftHeinz, LambWeston, Woolworths, Sobeys

% of Contribution (1)


2%
Third-Party
Managed

Transportation

Segment Overview

- Asset-light consolidation, management and brokerage services
- Complements warehouse segment
- Enhances customer retention and drives warehouse storage and occupancy
- Supplementary offering that improves supply chain efficiency and reduces cost by leveraging Americold's scale

Select Customers

Unilever, Grocery Outlet, Whole Foods Market, Wakefern Food Corp, Woolworths, White Castle, USDA, InnovAsian

% of Contribution (1)


4%
Transportation

(1) Figures as of December 31, 2019 and exclude the quarry business segment

4

americold

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Z: Z: Z: Z: Z: Z: Z: 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wor r r r r r r r r r r r r r 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YXZ: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.wor or or or or or or or or or or or or or or or or or or or or 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YXZ: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.wor or or or or or or or or or or or or or or or or or or or or or or or or or or or Third-Party Managed 8Y 8Y 8Y 8Y 8Y 8Y 8YXZ: XZ: XZ: XZ: XZ: XZ: XZ: 128711 128711 128711 128711 128711 128711 1287112_ 2_ 2_ 2_ 2_ 2_ 2_1.w 1.w 1.w 1.w 1.w 1.w 1.wor or or or or or or 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8YXZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: 128711 128711 128711 128711 128711 128711 128711 128711 128711 128711 128711 128711 128711 128711 128711 128711 128711 128711 128711 128711 128711 128711 128711 128711 128711 128711 128711 1287112_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.wor or or or or or or or or or or or or or or or or or or or or or or or or or or or 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8YXZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: 128711 128711 128711 128711 128711 128711 128711 128711 128711 128711 128711 128711 128711 1287112_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.wor or or or or or or or or or or or or or (1) (1) (1) Canada United States Australia New Zealand Argentina # of Facilities 3 160 6 7 2 Square Feet (000s) 471 42,205 1,644 516 232 Cubic Feet (mm) 14.3 986.2 47.6 20.4 9.7 5 Note: Americold portfolio figures as of December 31, 2019 (1) Figures include ambient facility, except for cubic feet metric AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK AK Strategically Located, “Mission-Critical” Temperature-Controlled Warehouses Strategic locations and extensive geographic presence provide an integrated warehouse network that is fundamental to customers’ ability to optimize their distribution networks u u BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC l BC BC BC BC BC BC BC AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB l u SK MB PE q NB WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA WA ON n NS QC n n ln l ME ME ME ME ME ME ME ME ME ME ME ME ME ME ME ME ME ME ME ME ME ME ME ME ME ME ME ME ln ME ME ME ME ME ME ME ME ME ME ME ME ME ME ME ME ME ME ME ME ME q ND ND ND ND ND ND ND ND ND ND ND ND ND ND ND ND ND ND ND ND ND ND ND ND ND ND ND ND ND ND ND ND ND ND ND ND 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VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA VA DC DC DC DC DC DC DC DC DC DC DC DC DC DC CA CA CA CA CA CA CA CA CA CA CA CA CA CA CA CA CA CA CA CA CA CA CA CA CA CA CA CA DC DC DC DC DC DC DC DC DC DC DC DC DC DC DC DC DC DC DC DC DC DC DC DC DC DC DC DC CA CA CA CA CA CA CA DC DC DC DC DC DC DC KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS KS MO MO MO MO MO MO MOl MO MO MO MO MO MO MO MO MO MO MO MO MO MO MO MO MO MO MO MO MO MO MO MO MO MO MO MOu MO MO MO MO MO MO MO MO MO MO MO MO MO MO n KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY KY n 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YXZ: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.wor or or or or or or or or or or or or or or or or or or or or n 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YXZ: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.wor or or or or or or or or or or or or or or or or or or or or or or or or or or or n q n q qql NC NC NC NC NC NC NC NC NC NC NC NC NC NC NC NC NC NC NC NC NC NC NC NC NC NC NC NCll NC NC NC NC NC NC NC NC NC NC NC NC NC NC NC NC NC NC NC NC NC q TN TN TN TN TN TN TN TN TN TN TN TN TN TN l TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN TN nnn TN TN TN TN TN TN TN qqqpqp AZ AZ AZ AZ AZ AZ AZ AZ AZ AZ AZ AZ AZ AZ qlq AZ AZ AZ AZ AZ AZ AZ AZ AZ AZ AZ AZ AZ AZ AZ AZ AZ AZ AZ AZ AZ AZ AZ AZ AZ AZ AZ AZ q AZ AZ AZ AZ AZ AZ AZl n l ll n l OK OK OK OK OK OK OK OK OK OK OK OK OK OK OK OK OK OK OK OK OK OK OK OK OK OK OK OKnnnnn OK OK OK OK OK OK OK OK OK OK OK OK OK OK OK OK OK OK OK OK OK l qlll lnq l uq NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NM NMl l SC SC SC SC SC SC SC SC SC SC SC SC SC SC SC SC SC SC SC SC SC SC SC SC SC SC SC SC AR AR AR AR AR AR AR AR AR AR AR AR AR AR AR AR AR AR AR AR ARqqqqpqul SC SC SC SC SC SC SC SC SC SC SC SC SC SC SC SC SC SC SC SC SC AR AR AR AR AR AR AR AR AR AR AR AR AR AR AR AR AR AR AR AR AR AR AR AR AR AR AR AR l GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA GA l q q qqqqq MS MS MS MS MS MS MS MS MS MS MS MS MS MS MS MS MS MS MS MS MS MS MS MS MS MS MS MS MS MS MS MS MS MS MS MS MS MS MS MS MS MSl n MS MS MS MS MS MS MS AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL AL ALn l q TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX TX LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LA LAl Argentina FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL FL l l p Distributionl lqq l Public New Zealand Production Advantaged Facility Leased 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YXZ: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wor r r r r r r r r r r r r r r r r r r r r r r r r r r r r r r r r r r 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YXZ: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wor r r r r r r r r r r r r r 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YXZ: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.wor or or or or or or or or or or or or or or or or or or or or 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YX 8YXZ: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: Z: 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 1287112_ 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or or or or or or or or or or or or or or or or or or or or or or or or or or or 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8Y 8YXZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: XZ: 128711 128711 128711 128711 128711 128711 128711 128711 128711 128711 128711 128711 128711 1287112_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_ 2_1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.w 1.wor or or or or or or or or or or or or or (1) (1) (1) Canada United States Australia New Zealand Argentina # of Facilities 3 160 6 7 2 Square Feet (000s) 471 42,205 1,644 516 232 Cubic Feet (mm) 14.3 986.2 47.6 20.4 9.7 5 Note: Americold portfolio figures as of December 31, 2019 (1) Figures include ambient facility, except for cubic feet metric

A Global Market Leader in Temperature-Controlled Warehousing

Our position as a global market leader allows us to realize economies of scale, reduce operating costs and lower our overall cost of capital. Ideally positioned to compete for customers and external growth opportunities

U.S. Market [1]

Rank	*Company*	*Market Share*	*Cubic Ft (mm)*
1	Lineage Logistics	30.1%	1,097
2	**americold**	**27.0%**	**986**
3	US Cold Storage, Inc.	10.2%	372
4	AGRO Merchants Group	3.3%	120
5	Interstate Warehousing, Inc.	3.2%	116
6	Burris Logistics	2.1%	75
7	Henningsen Cold Storage Co.	1.8%	65
8	NewCold Advanced Cold Logistics	1.3%	48
9	Hanson Logistics	1.2%	44
10	Holt Logistics Corp.	1.0%	35
TOTAL [3]		**81.0%**	**2,957**

Global Market [2]

Rank	*Company*	*Market Share*	*Cubic Ft (mm)*
1	Lineage Logistics	6.9%	1,504
2	**americold**	**5.0%**	**1,078**
3	US Cold Storage, Inc.	1.7%	372
4	AGRO Merchants Group	1.3%	274
5	NewCold Advanced Cold Logistics	0.9%	195
6	Nichirei Logistics Group, Inc.	0.9%	191
7	Kloosterboer B.V.	0.8%	171
8	VersaCold Logistics Services	0.6%	123
9	Interstate Warehousing, Inc.	0.5%	116
10	Frialsa Frigorificos	0.5%	106
TOTAL [3]		**19.0%**	**4,129**

Note: Americold portfolio figures provided by the Company as of December 31, 2019. As of January 2018, USDA has changed the definition surrounding the capacity of domestic refrigerated warehouses. Warehouses must meet additional criteria to be included in the publication. Figures may not sum due to rounding

(1) IARW Top Companies in USA and North America, February 2020 and USDA Capacity of Refrigerated Warehouses, January 2020

(2) GCCA and IARW Global Top 25 Companies, December 2019

(3) The remaining 19.0% and 81.0% of the U.S. and global markets consist of ~692.8mm cubic feet and ~17.6bn cubic feet, respectively

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americold

Highly Diversified Business Model Produces Stable Cash Flows

Diversification helps reduce revenue volatility associated with seasonality and changing commodity trends

Pro Forma Commodity [1]



FY 2019
WAREHOUSE
REVENUE
Retail (2)
23%
Packaged Foods (3)
18%
Poultry
16%
Potatoes
10%
Dairy
8%
Fruits & Vegetables
6%
Pork
5%
Bakery
3%
Other
3%
Beef
3%
Distributors (4)
3%
Seafood
2%

Pro Forma Global Geographic Diversity [1]



Global Warehouse
U.S. Warehouse
FY 2019
WAREHOUSE
REVENUE
United States
86%
Australia
11%
New Zealand
2%
Argentina
1%
FY 2019
TOTAL U.S.
WAREHOUSE
REVENUE
Central
27%
Southeast
26%
East
25%
West
22%

Pro Forma Warehouse Type [1]



FY 2019
WAREHOUSE
REVENUE
Distribution
51%
Production Advantaged
25%
Public Warehouse
23%
Facility Leased
1%
FY 2019
WAREHOUSE
CONTRIBUTION
(NOI)
Distribution
45%
Production Advantaged
30%
Public Warehouse
24%
Facility Leased
1%

Note: Figures may not sum due to rounding. Figures pro forma for the acquisition of Cloverleaf and Lanier, including 8 months of COLD ownership and 4 months of prior ownership, and for the acquisition of MHW Group, including 1.5 months of COLD ownership and 10.5 months of prior ownership

(1) Diversification based on warehouse segment revenues for fiscal year 2019

(2) Retail reflects a broad variety of product types from retail customers

(3) Packaged food reflects a broad variety of temperature-controlled meals and foodstuffs

(4) Distributors reflects a broad variety of product types from distribution customers

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americold

Long Standing Relationships with Top 25 Customers

Scope and scale of network coupled with long-standing relationships position us to grow market share organically and through acquisitions

Representative Food Producers / CPG Companies

Unilever, Schwan's, General Mills, Smithfield, McCain, KraftHeinz, Ocean Spray, Perdue, Conagra Brands, Beyond Meat, Danone Wave, Nestlé, JBS, Tyson, LambWeston

Representative Retailers / Distributors

coles, Woolworths, Grocery Outlet Bargain Market, Wakefern Food Corp., Sprouts Farmers Market, Walmart, Kroger, Smart & Final

Top 25 Customers

Have been with Americold for an average of *30+ years*

14 customers are investment grade [1]

100% utilize multiple facilities

100% utilize technology integration

92% utilize value-add services

84% utilize committed contracts or leases

60% are in fully dedicated sites

44% utilize transportation and consolidation services

25 largest customers account for approximately 60% [2] of warehouse revenues, with no customer generating more than 8% [2] of revenues

(1) Represents long-term issuer ratings as of 4Q19

(2) Based on fiscal year 2019 warehouse revenues as of December 31, 2019. Figures pro forma for the acquisition of Cloverleaf and Lanier, including 8 months of COLD ownership and 4 months of prior ownership, and for the acquisition of MHW Group, including 1.5 months of COLD ownership and 10.5 months of prior ownership

8

americold

Economic Occupancy Driving Improved Returns

Implementation of our standard underwriting procedures has contributed to consistent occupancy growth over the last three years

Economic Occupancy

- Significantly increased fixed commitment contracts in our portfolio
- Economic occupancy reflects the aggregate number of physically occupied pallets and any additional pallets otherwise contractually committed for a given period, without duplication

Physical Occupancy

- Typical optimal physical occupancy is ~85% to maximize four-wall cash flow / NOI
  - Varies based on several factors, including intended customer base, throughput maximization, seasonality and leased but unoccupied pallets

Network Average Economic & Physical Occupancy Trend



1Q
2Q
3Q
4Q
Annual
75%
78%
76%
75%
80%
79%
74%
76%
74%
73%
77%
77%
77%
77%
77%
75%
81%
79%
81%
82%
81%
80%
84%
83%
76%
78%
77%
76%
80%
80%
'16 '17 '18 '19

Note: Dotted lines represent incremental average economic occupancy percentage

Illustrative Economic Occupancy [(1)]



Warehouse Pallets
X Currently Occupied
Contractually Reserved Pallets



10,000
9,000
8,000
7,000
6,000
5,000
Economic Occupancy: 8,500
Physical Occupancy
7,000
6,800
7,000
7,100
7,350
7,600
7,850
8,300
8,500
9,000
8,800
8,300
January
February
March
April
May
June
July
August
September
October
November
December

(1) Example assumes 10,000 pallet positions and is for illustrative purposes only

9

americold

Growing Committed Revenue in Warehouse Portfolio

Significant improvement transitioning from as-utilized, on demand contracts to fixed storage committed contracts and leases

- ***Fixed storage committed contracts*** and leases currently represent:
  - ***41%*** of warehouse rent and storage revenues (1) and
  - ***46%*** of total warehouse segment revenues (2)
- ***6-year*** weighted average stated term (3)
- ***3-year*** weighted average remaining term (3)
- As of December 31, 2019, we had entered into at least one fixed commitment contract or lease with ***21 of our top 25*** warehouse customers
- The scope and breadth of our network positions us to continue to increase our fixed storage commitments
- The addition of the Cloverleaf portfolio served to reduce the committed rent and storage revenue as a percentage of total revenue and represents an opportunity going forward

Rent & Storage Warehouse Revenue



$0.51bn
$0.51bn
$0.51bn
$0.51bn
$0.51bn
$0.60bn
$0.61bn
$0.62bn
61%
60%
58%
57%
57%
62%
60%
59%
39%
40%
42%
43%
43%
38%
40%
41%
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19 (4)
3Q19 (4)
4Q19 (4)
Other Rent & Storage Revenue
Annualized Committed Rent & Storage Revenue (1)

Total Warehouse Segment Revenue



$1.16bn
$1.16bn
$1.17bn
$1.18bn
$1.18bn
$1.42bn
$1.44bn
$1.47bn
57%
56%
56%
55%
51%
55%
55%
54%
43%
44%
44%
45%
49%
45%
45%
46%
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19 (4)
3Q19 (4)
4Q19 (4)
Other Warehouse Segment Revenue
Warehouse Segment Revenue Generated by Fixed Commitment Contracts or Leases (2)

(1) Based on the annual committed rent and storage revenues attributable to fixed storage commitment contracts and leases as of December 31, 2019
(2) Based on total warehouse segment revenue generated by contracts with fixed storage commitments and leases for the year ended December 31, 2019
(3) Represents weighted average term for contracts featuring fixed storage commitments and leases as of December 31, 2019
(4) Figures pro forma for the acquisition of Cloverleaf and Lanier, including 8 months of COLD ownership and 4 months of prior ownership, and for the acquisition of MHW Group, including 1.5 months of COLD ownership and 10.5 months of prior ownership

10

americold

Warehouse Financial Summary

Warehouse Revenue ($mm)



$1,057
$1,081
$1,146
$1,177
$1,377
$588
$604
$644
$662
$795
$469
$477
$502
$515
$583
2015A
2016A
2017A
2018A
2019A
Rent & Storage
Warehouse Services

2015A – 2019A CAGR	Actual $	Constant Currency (1)
Warehouse Services	*7.8%*	*8.6%*
Rent & Storage	*5.6%*	*6.6%*
Total	*6.8%*	*7.7%*

Warehouse NOI ($mm)



Contribution (NOI) Margin
29.1%
29.1%
30.4%
31.8%
32.5%
$308
$314
$348
$375
$448
$14
$11
$24
$37
$61
$294
$303
$324
$338
$387
2015A
2016A
2017A
2018A
2019A
Rent & Storage
Warehouse Services

2015A – 2019A CAGR	Actual $	Constant Currency (1)
Warehouse Services	*44.6%*	*43.1%*
Rent & Storage	*7.1%*	*7.9%*
Total	*9.8%*	*10.4%*

Margin expansion has been driven by improved commercialization and customer mix, contractual rate increases, occupancy growth and operational improvements

11

americold

(1) On a constant currency basis relative to fiscal year 2015 foreign currency exchange rates

Substantially All Warehouse NOI Driven by Rental & Storage Revenue





		Rent & Storage	+	Warehouse Services	=	Total Warehouse	Commentary
Revenues		$0.42		$0.58		$1.00	REIT: Rent & Storage TRS: Warehouse Services
Expenses	Power	($0.06)		--		($0.06)	Power and utilities
Expenses	Other Facility Costs	($0.08)		--		($0.08)	Real Estate Related Costs: facility maintenance, property taxes, insurance, rent, security, sanitation, etc.
Expenses	Labor	--		($0.45)		($0.45)	Direct labor, overtime, contract labor, indirect labor, workers' compensation and benefits
Expenses	Other Services Costs	--		($0.09)		($0.09)	MHE [1], warehouse operations (pallets, shrink wrap, OS&D and D&D [2]) and warehouse administration
NOI		$0.28	+	$0.04	=	$0.32	
NOI	Margin:	66%		8%		32%	
NOI	% WH Total:	86%		14%		100%	



12

americold

Note: Based on fiscal year 2019 warehouse segment as of December 31, 2019. Future results may vary. Figures may not sum due to rounding
(1) Material Handling Equipment
(2) OS&D and D&D refer to Over Short & Damaged and Detentioned & Demurrage, respectively

Positioned for Multiple Avenues of Growth

Global warehouse network, operating systems, scalable information technology platform and economies of scale provide a significant advantage over competitors with respect to organic and external growth opportunities



Organic Growth Opportunities
Development and Redevelopment
External Growth and Expansion Opportunities
Proactive Asset Management "Same Store" Warehouse
Focused and Disciplined Strategy to Expand Portfolio
1 Rate Escalations / Occupancy Increases
2 Underwriting & Contract Standardization
3 Operational Efficiencies & Cost Containment
4 Customer-Specific Build-to-Suit & Market-Driven Development
5 Redevelopment & Existing Site Expansion
6 Industry Consolidation
7 Geographic Expansion into New Markets
8 Global Food Producers Outsourcing & Sale-Leaseback Opportunities
9 Expand Presence in Other Temperature Sensitive Products in the Cold Chain
Signifies COLD has and continues to capitalize on growth opportunities

13

Organic Growth Initiatives Have Driven Same Store Growth

Same store performance is the culmination of replacing legacy customer agreements with new contracts implementing our Commercial Business Rules, active asset management and leveraging integrated network, scale and market position

Same Store Warehouse Revenue Growth

Expected to range between 2% - 4% on a constant currency basis



Actual $ Growth %
1.6%
3.2%
6.1%
2.9%
1.9%
Constant Currency $ Growth %
4.9%
4.1%
5.8%
3.9%
3.5%
2015
2016
2017
2018
2019

Total Same Store Warehouse NOI Growth

Expected to range 100 to 200 bps higher than associated SS revenue



Actual $ Growth %
3.2%
2.1%
9.8%
6.9%
3.9%
Constant Currency $ Growth %
6.1%
2.9%
9.5%
7.4%
5.1%
2015
2016
2017
2018
2019

2019 Same Store Portfolio [1]



Non-Same Store
2%
16%
4
26
TOTAL COLD WAREHOUSE FACILITIES
167
137
82%
Same Store
Legacy COLD Same Store
Acquired Non-Same Store
Legacy COLD Non-Same Store

Same Store NOI Margin



63.0%
64.5%
65.5%
66.2%
67.0%
SS Rent & Storage
29.5%
29.8%
30.9%
32.1%
32.6%
Total SS Warehouse
2.5%
2.0%
4.0%
5.8%
6.9%
SS Warehouse Services
2015
2016
2017
2018
2019

Note: Figures as of December 31, 2019, unless otherwise indicated
Note: Constant currency growth represents year-over-year growth based on the same foreign exchange rates relative to the comparable prior year period
Note: NOI growth represents year-over-year growth to the comparable prior period
(1) Figures pro forma for the acquisition of Cloverleaf and Lanier, including 8 months of COLD ownership and 4 months of prior ownership, and for the acquisition of MHW Group, including 1.5 months of COLD ownership and 10.5 months of prior ownership. Excludes third-party managed facilities

14

americold

Same Store Seasonality Trend

Same store metrics show consistent seasonal trends

Key Quarterly Drivers

First / Second Quarter

- Timing of Easter moves between Q1 and Q2
- On average Q1 and Q2 are relatively consistent

Third Quarter

- The harvest ramp coupled with holiday season inventory build often drives Q3 revenue growth
- Q3 (mid / late summer) is the hottest weather quarter which negatively impacts NOI due to increased power expense

Fourth Quarter

- Peak holiday season drives higher volumes
- Power expense moderates back to average levels

Quarterly Same Store Revenue (% of Annual) (1)



24%
24%
25%
25%
25%
25%
26%
26%
Q1
Q2
Q3
Q4
2018 Revenue
2019 Revenue

Quarterly Same Store NOI (% of Annual) (1)



24%
23%
25%
25%
25%
24%
27%
28%
Q1
Q2
Q3
Q4
2018 NOI
2019 NOI

(1) Reflects 2019 same store pool shown on a constant currency basis relative to 2018 foreign currency exchange rates

15

americold

Growth Strategy – Expansion and Development

Completed Since 2017	*Middleboro, MA; Rochelle, IL; Clearfield, UT; Chesapeake, VA; North Little Rock, AR; Columbus, OH*	**35.1mm Cu Ft ~131,000 Pallets**	*Incurred Cost* **$192mm**

Expansion and Development Opportunities (1)

Under Construction	*Auckland, New Zealand; Savannah, GA; Atlanta, GA*	**37.7mm Cu Ft 124,000 Pallets**	*Estimated Costs* (2) **~$245mm** *2 Expansions / 1 New Build*
Current Expansion and Development Pipeline (3)	**Estimated Investment $1.2bn+** ✓ Includes both customer-specific and market-demand		

Expansion Opportunities

- **Customer-Specific**
- **Market-Demand**

+

Existing Sites for Future Expansion

785+ acres of excess developable land
In current portfolio

Expect to initiate on average 2 to 3 expansion / development opportunities annually, with aggregate invested capital of $75 million to $200 million

(1) As of December 31, 2019; no assurance can be given that the actual cost or completion dates of any expansions or developments will not exceed our estimate
(2) Reflects management's estimate of cost of completion as of December 31, 2019
(3) These future pipeline opportunities are at various stages of discussion and consideration and, based on historical experiences, many of them may not be pursued or completed as contemplated or at all

16

americold

Acquisition of Nova Cold Logistics With the addition of facilities located in Toronto, Calgary and Halifax, the acquisition of Nova Cold Logistics establishes Americold’s platform in Canada Transaction Overview § In January 2020, COLD closed on the acquisition of Nova Cold Logistics from Brookfield Business Partners for ~CAD $337mm – Newly constructed facilities – built between 2004 through 2018 with eight acres of adjoining land available for expansion – Located in attractive markets offering national coverage to growing customer demand Nova Cold Logistics Calgary, Alberta § Significant overlap of diverse, blue chip customers § Potential synergies to be achieved through COLD’s commercialization platform and the Americold Operating System Facilities at a Glance BC BC BC BC BC BC BC AB AB AB AB AB AB AB BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB BC BC BC BC BC BC BC BC BC BC BC BC BC BC AB AB AB AB AB AB AB AB AB AB AB AB AB AB ON ON ON ON ON ON ON Toronto ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON Calgary Facilities Halifax (2) NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS Cubic Feet ~23.5mm cubic feet 1288310_1.WOR [NY008YXZ] Nova Cold Logistics Existing COLD Managed Facilities Pallet ~81K pallet positions Positions 17Acquisition of Nova Cold Logistics With the addition of facilities located in Toronto, Calgary and Halifax, the acquisition of Nova Cold Logistics establishes Americold’s platform in Canada Transaction Overview § In January 2020, COLD closed on the acquisition of Nova Cold Logistics from Brookfield Business Partners for ~CAD $337mm – Newly constructed facilities – built between 2004 through 2018 with eight acres of adjoining land available for expansion – Located in attractive markets offering national coverage to growing customer demand Nova Cold Logistics Calgary, Alberta § Significant overlap of diverse, blue chip customers § Potential synergies to be achieved through COLD’s commercialization platform and the Americold Operating System Facilities at a Glance BC BC BC BC BC BC BC AB AB AB AB AB AB AB BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC BC AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB AB BC BC BC BC BC BC BC BC BC BC BC BC BC BC AB AB AB AB AB AB AB AB AB AB AB AB AB AB ON ON ON ON ON ON ON Toronto ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON ON Calgary Facilities Halifax (2) NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS NS Cubic Feet ~23.5mm cubic feet 1288310_1.WOR [NY008YXZ] Nova Cold Logistics Existing COLD Managed Facilities Pallet ~81K pallet positions Positions 17

Acquisition of Newport-St. Paul Cold Storage The acquisition of Newport Cold Storage strengthens Americold’s presence in the St. Paul – Minneapolis region Transaction Overview § In January 2020, COLD announced the acquisition of Newport-St. Paul Cold Storage for ~$56mm – Site offers three acres of adjoining land available for expansion – Strategically located on Highway 494 in St. Paul, Minnesota – facility is located ~5 miles from COLD’s St. Paul Facility and ~7 miles from Newport Cold Storage COLD’s Eagan facility on the banks of the Mississippi River St. Paul, Minnesota § Expands relationship with existing customers and provides access to new high-quality customers § Potential synergies to be achieved through COLD’s commercialization platform and the Americold Operating System Facility at a Glance MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN St. Paul, MN Location 1288310_1.WOR [NY008YXZ] ~6.1mm cubic feet Cubic Feet Newport Cold Storage Existing COLD Warehouse Facilities Pallet 18 ~26K pallet positions PositionsAcquisition of Newport-St. Paul Cold Storage The acquisition of Newport Cold Storage strengthens Americold’s presence in the St. Paul – Minneapolis region Transaction Overview § In January 2020, COLD announced the acquisition of Newport-St. Paul Cold Storage for ~$56mm – Site offers three acres of adjoining land available for expansion – Strategically located on Highway 494 in St. Paul, Minnesota – facility is located ~5 miles from COLD’s St. Paul Facility and ~7 miles from Newport Cold Storage COLD’s Eagan facility on the banks of the Mississippi River St. Paul, Minnesota § Expands relationship with existing customers and provides access to new high-quality customers § Potential synergies to be achieved through COLD’s commercialization platform and the Americold Operating System Facility at a Glance MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN MN St. Paul, MN Location 1288310_1.WOR [NY008YXZ] ~6.1mm cubic feet Cubic Feet Newport Cold Storage Existing COLD Warehouse Facilities Pallet 18 ~26K pallet positions Positions

Acquisition of Two Cold Storage Facilities from MHW Group Both facilities are rail-served sites and strengthen Americold’s presence in the Mid-Atlantic region Transaction Overview § In November 2019, COLD announced the acquisition of two cold storage facilities from MHW Group for ~$54mm – Rail served sites developed by MHW Group, whose primary business is building and leasing temperature-controlled cars – Expands COLD’s geographical reach in the Mid-Atlantic Chambersburg Cold Storage § Expands relationship with existing customers and provides access to Chambersburg , PA new high-quality customers § Potential synergies to be achieved through COLD’s commercialization platform and the Americold Operating System Facilities at a Glance PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA Chambersburg, PA Facilities Perryville, MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD Cubic Feet ~19mm cubic feet 1288310_1.WOR [NY008YXZ] MHW Group Existing COLD Warehouse Facilities Pallet ~86K pallet positions Positions 19Acquisition of Two Cold Storage Facilities from MHW Group Both facilities are rail-served sites and strengthen Americold’s presence in the Mid-Atlantic region Transaction Overview § In November 2019, COLD announced the acquisition of two cold storage facilities from MHW Group for ~$54mm – Rail served sites developed by MHW Group, whose primary business is building and leasing temperature-controlled cars – Expands COLD’s geographical reach in the Mid-Atlantic Chambersburg Cold Storage § Expands relationship with existing customers and provides access to Chambersburg , PA new high-quality customers § Potential synergies to be achieved through COLD’s commercialization platform and the Americold Operating System Facilities at a Glance PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA PA Chambersburg, PA Facilities Perryville, MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD MD Cubic Feet ~19mm cubic feet 1288310_1.WOR [NY008YXZ] MHW Group Existing COLD Warehouse Facilities Pallet ~86K pallet positions Positions 19

Brazil Joint Venture

Transaction Overview

- COLD is purchasing a 15% stake in SuperFrio, the second largest cold storage operator in Brazil, with ~10% market share [1], for ~28mm (based on current exchange rate)
  - Expected to close in the first quarter of 2020
- SuperFrio has a professional management team with a demonstrated track record of operating, acquiring & integrating and ground-up development
- SuperFrio is owned by Patria, a Brazilian private equity firm, which is affiliated with Blackstone
- JV allows COLD to gain exposure and experience in Brazil

Facilities at a Glance

Facilities	16 facilities across Sao Paulo, Parana and Santa Catarina
Cubic Feet	~35.1mm cubic feet
Pallet Positions	~151K pallet positions

Liquidation / Governance

- Starting in 2023, COLD has the right, but not the obligation to purchase the remainder of the business
- COLD will have 1 of 5 board seats

(1) Based on Company estimates

20

Flexible Balance Sheet Positioned for Growth

Capitalization

($ in millions)	Pro Forma 12/31/19 [1]
Share Price (as of 2/25/2020)	$33.23
Fully Diluted Shares Outstanding	204.546
Equity Market Capitalization	**$6,797**
Debt	
Senior Unsecured Revolver ($800mm Capacity)	$25
Senior Unsecured Term Loan A	475
Series A 4.68% Unsecured Notes due 2026	200
Series B 4.86% Unsecured Notes due 2029	400
Series C 4.10% Unsecured Notes due 2030	350
2013 Mortgage Loans	283
Sale Leaseback Financing Obligations	116
Capitalized Lease Obligations	58
Total Debt	**$1,907**
Less: Cash and Cash Equivalents	(180)
Net Debt	**$1,727**
Total Enterprise Value ("TEV")	**$8,525**
Leverage Metrics	
Net Debt / PF LTM Core EBITDA	4.2x
Net Debt / TEV	20.3%

Debt Profile

✓ Investment grade ratings: Baa3 (Moody's), BBB (Fitch / Morningstar)



Debt Type
$457 Secured
24%
76%
$1,450 Unsecured



Rate Type (4)
$175 Floating
9%
91%
$1,732 Fixed

Debt Maturity [5]



% of Debt Maturing
–
–
1%
44%
–
–
12%
–
–
23%
20%
Series A 4.68% Unsecured Notes
Series B 4.86% Unsecured Notes
Series C 4.10% Unsecured Notes
Undrawn Revolver (6)
Revolver Balance (6)
2013 Mortgage Loans
Unsecured Term Loan A
$775
$283
$475
$200
$400
$350
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
Thereafter

Liquidity [1]

✓ Significant Liquidity: ~$1,068mm [2]
- $775mm Undrawn Senior Unsecured Revolving Credit Facility
  - Interest Rate: L + 90 bps

✓ Minimal near term debt maturities



TOTAL LIQUIDITY
$1,068mm
Cash $180
17%
13%
2018 Forward Proceeds (3) $136
70%
Revolver Availability $752

Note: Dollars in millions except per share figures. Figures based on company filings as of December 31, 2019. Capitalization excludes net proceeds from forward equity issued in September 2018 with an outstanding settlement date of no later than September 2020. The Company may settle the forward shares by issuing new shares or may instead elect to cash settle or net share settle all or a portion of the forward shares. Figures may not sum due to rounding
(1) Pro forma for the acquisitions of Nova Cold Logistics and Newport Cold Storage subsequent to 4Q19 end. Assumes 8.25mm of 2019 forward shares issued and ~$25mm drawn from revolving credit facility to fund the Nova Cold acquisition and cash on hand used to fund the Newport Cold Storage acquisition
(2) Figure reflects cash, forward proceeds and the capacity available under the Senior Unsecured Revolving Credit Facility less ~$23mm in letters of credit
(3) Assumes the issuance of ~6mm common shares upon the full physical settlement of the 2018 forward sale agreement
(4) Reflects impact of swap agreement effective January 31, 2019 on $100mm of the Unsecured Term Loan principal at a rate of 2.48% and swap agreement effective August 15, 2019 on $225mm of the Unsecured Term Loan principal at a rate of 1.30%
(5) Reflects the principal due each period and does not adjust for amortization of principal balances
(6) Revolver maturity assumes one year extension option

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Strategic Investment Approach to Maintain a High-Quality Portfolio

Capital expenditures ensure that our temperature-controlled warehouses meet the "mission-critical" role they serve in the cold chain

As a % of Total Warehouse NOI before R&M Expense



2017A
Total Spend
$103mm
12.4%
1.0%
0.5%
11.0%
13.1%
7.8%
5.4%
2018A
Total Spend
$96mm
10.3%
0.7%
0.7%
8.8%
12.3%
7.6%
4.6%
2019A
Total Spend
$115mm
11.8%
0.8%
0.9%
10.1%
11.0%
6.6%
4.4%
Recurring Capex (1) (Capitalized)
R&M Expense (2) (Expensed – P/L)
Real Estate
Personal Property
Information Technology

Note: Dollars in millions. Figures may not sum due to rounding

(1) Recurring capital expenditures are incurred to extend the life of, and provide future economic benefit from, our existing temperature-controlled warehouse network and its existing supporting personal property and information technology systems. Examples include replacing roof and refrigeration equipment, re-racking warehouses and implementing energy efficient projects. Personal property capital expenditures include material handling equipment (e.g. fork lifts and pallet jacks) and related batteries. Information technology expenditures include expenditures on existing servers, networking equipment and current software

(2) Repairs and maintenance expense includes costs of normal maintenance and repairs and minor replacements that do not materially extend the life of the property or provide future economic benefits. Examples include ordinary repair and maintenance on roofs, racking, walls, doors, parking lots and refrigeration equipment. Personal property expense includes ordinary repair and maintenance expenses on material handling equipment (e.g. fork lifts and pallet jacks) and related batteries

22

Strong Approach to Environmental, Social and Governance Initiatives

Environmental

Commitment to energy excellence and efficiency

- ✓ Recognized under the Global Cold Chain Alliance's (GCCA) new Energy Excellence Recognition Program with Gold and Silver certifications at 132 facilities
- ✓ Completed LED lighting conversions at 48 facilities since 2011
- ✓ Noteworthy fast door implementation savings
- ✓ *Food Logistics* magazine's Top Green Service provider for last three years

Social

Social initiatives

- ✓ Serve the public good by maintaining the integrity of the food supply and reducing waste
- ✓ Corporate contributions / support to charities aligned with our core beliefs and focus, such as Feed the Children and HeroBox

Governance

Shareholder-friendly corporate governance

- ✓ Eight of nine board members independent
- ✓ All committees comprised of independents
- ✓ Gender diversity at board level
- ✓ Cannot opt into MUTA without shareholder vote
- ✓ No poison pill
- ✓ Non-classified board
- ✓ Shareholder "Say on Pay"

Awards & Recognition

Global Cold Chain Alliance®

Energy Excellence

Food Logistics®

Charitable Organizations

Feed the Children®

HEROBOX.ORG

Cold Hands Warm Heart — Associates, Customers, Community

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americold

Conclusion Important First Mover Global Market Leader Infrastructure Supported Strong and Stable Food Advantage as the Only with Integrated Network by Best-in-Class IT and Industry Fundamentals Publicly Traded REIT of Strategically-Located, Operating Platforms Drive Growing Demand Focused on Temperature- High-Quality, “Mission- Provides a Significant for Our Business Controlled Warehouses Critical” Warehouses Competitive Advantage Experienced Substantial Internal and Management Team, External Growth Investment Grade, Alignment of Interest and Opportunities Expected Flexible Balance Sheet to Drive Attractive Best-In-Class Corporate Positioned for Growth Risk-Adjusted Returns Governance 24Conclusion Important First Mover Global Market Leader Infrastructure Supported Strong and Stable Food Advantage as the Only with Integrated Network by Best-in-Class IT and Industry Fundamentals Publicly Traded REIT of Strategically-Located, Operating Platforms Drive Growing Demand Focused on Temperature- High-Quality, “Mission- Provides a Significant for Our Business Controlled Warehouses Critical” Warehouses Competitive Advantage Experienced Substantial Internal and Management Team, External Growth Investment Grade, Alignment of Interest and Opportunities Expected Flexible Balance Sheet to Drive Attractive Best-In-Class Corporate Positioned for Growth Risk-Adjusted Returns Governance 24

Appendix 25Appendix 25

Industry-Leading, Integrated IT & Operating Platforms

Proprietary IT and Operating Systems have revolutionized how we interface with our customers, make business decisions and manage our warehouses

Integrated IT Platform

✓ **Customer-Facing IT Systems**
- Proprietary system provides customers with ability to manage their inventory worldwide via a single online portal
- Ability for customers to integrate our systems into their own systems for seamless data transfer

✓ **Decision Making Tool**
- Ability to harvest proprietary "Big Data" in order to identify business trends and leasing opportunities
- Ability to review actual results vs. contracted terms

✓ **Warehouse Management**
- Organize reporting of key metrics
- Review of standardized Key Performance Indicators

✓ **Best-in-Class Platform**
- Invested ~$44mm over the last five years to develop what we consider to be an industry-leading IT platform
- Centralized IT customer interface integrated across a broad network is unique to the sector
- Proprietary platform is a key competitive differentiator

jda. Plan to deliver / RedPrairie SAP i-3PL salesforce

Americold Operating System


SC Innovation
en-View Enabled
5-Habits Labor Optimization
LEAN-Based Continuous Improvement
Risk Management Based Safety
Leader/Associate Development Cycle
SQF Based Product Quality
Maintenance Excellence
Energy Excellence
Loss Prevention
Refrigeration Excellence

AMERICOLD OPERATING SYSTEM

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americold

Commercial Business Rules Framework Formal Contract Underwriting Rules § Minimum space requirements (fixed) – Preserves minimum revenues for space reserved Fixed / Variable Pricing § Variable pricing for additional services (variable) – Ensures payment for services rendered Amortize Capital § Amortization of specific customer improvements through term of contract Spent / Early Termination § Unrecovered customer costs are paid for upon contract termination Protection § Ability to renegotiate contracts where customer mix of work content changes Profile§ Appropriate pricing rates for labor intensity of customer Protection § Ability to pass through costs beyond our control (increases in real estate taxes, power, insurance and government mandated items) § Enforced 30 day payment terms or less for every new contract signed Payment Terms§ Ability to charge interest for late payments § Contractual ability to exercise warehouseman’s lien as way to secure payment for worst offenders 27Commercial Business Rules Framework Formal Contract Underwriting Rules § Minimum space requirements (fixed) – Preserves minimum revenues for space reserved Fixed / Variable Pricing § Variable pricing for additional services (variable) – Ensures payment for services rendered Amortize Capital § Amortization of specific customer improvements through term of contract Spent / Early Termination § Unrecovered customer costs are paid for upon contract termination Protection § Ability to renegotiate contracts where customer mix of work content changes Profile§ Appropriate pricing rates for labor intensity of customer Protection § Ability to pass through costs beyond our control (increases in real estate taxes, power, insurance and government mandated items) § Enforced 30 day payment terms or less for every new contract signed Payment Terms§ Ability to charge interest for late payments § Contractual ability to exercise warehouseman’s lien as way to secure payment for worst offenders 27

Atlanta Major Market (Atlanta MM) Expansion Transaction Overview § Americold’s Atlanta MM campus includes several facilities in the market’s core distribution hub § ~$126mm-$136mm total capital required § Strong market demand is driving the need to expand our Atlanta footprint to meet our customers’ increasing demands § Automation, re-racking and new material handling equipment will allow for customer mix optimization § We expect the returns for this expansion to be within our Atlanta, GA previously disclosed targeted range for expansion projects 1173037_1.wor (NY008V6E) Facility Enhancements Semi-automatic expansion to be added to the existing site Tradewater Fully-automated expansion to be added to the existing site Gateway For efficiency purposes, a portion of the facility is to be re-racked in order to locate Walmart Multi-Vendor and COLD Westgate Consolidation Program within a single facility to improve operational efficiency Preliminary investments in material handling equipment and driver amenities to support new business Southgate Preliminary investments in material handling equipment and driver amenities as a means of positioning Skygate as a Skygate future Multi-Vendor Consolidation dedicated site 28 Note: The consummation of this expansion may not be completed at all, or may not be completed in the time frame, on the terms or in the manner currently anticipated. There are a number of risks and uncertainties relating to this expansion. No assurance can be given that the actual cost or completion dates of the developments will not exceed our estimateAtlanta Major Market (Atlanta MM) Expansion Transaction Overview § Americold’s Atlanta MM campus includes several facilities in the market’s core distribution hub § ~$126mm-$136mm total capital required § Strong market demand is driving the need to expand our Atlanta footprint to meet our customers’ increasing demands § Automation, re-racking and new material handling equipment will allow for customer mix optimization § We expect the returns for this expansion to be within our Atlanta, GA previously disclosed targeted range for expansion projects 1173037_1.wor (NY008V6E) Facility Enhancements Semi-automatic expansion to be added to the existing site Tradewater Fully-automated expansion to be added to the existing site Gateway For efficiency purposes, a portion of the facility is to be re-racked in order to locate Walmart Multi-Vendor and COLD Westgate Consolidation Program within a single facility to improve operational efficiency Preliminary investments in material handling equipment and driver amenities to support new business Southgate Preliminary investments in material handling equipment and driver amenities as a means of positioning Skygate as a Skygate future Multi-Vendor Consolidation dedicated site 28 Note: The consummation of this expansion may not be completed at all, or may not be completed in the time frame, on the terms or in the manner currently anticipated. There are a number of risks and uncertainties relating to this expansion. No assurance can be given that the actual cost or completion dates of the developments will not exceed our estimate

PortFresh Acquisition (Savannah, GA)

Transaction Overview

- In January 2019, COLD acquired privately-held PortFresh for ~$35mm
  - $20mm of the purchase price was allocated to the existing business / current facility on 20 acres of land
  - $15mm allocated to an additional 163 contiguous acres of zoned and entitled land where COLD plans to develop
- PortFresh is a leading temperature-controlled operator servicing the attractive fresh produce trade through the Port of Savannah

Development Opportunity

- In 2Q19, COLD started construction of a new, state-of-the-art cold storage facility
  - The planned development is driven by customer demand
  - Advanced blast freezing capabilities, ample space and mission-critical infrastructure will be delivered to support the refrigerated-containerized trade

PortFresh Business

Fresh Produce Industry

6.7% CAGR (Revenue) (1)

4.6% CAGR (Volume) (1)

PortFresh Land

20 Acres
Current Facility Footprint

163 Acres
Purchased for Development

Port of Savannah

4th Largest Port
Key Logistics Market in the U.S.

8.8% CAGR (2)
'13-'18 Total Imports

10.6% CAGR (2)
'13-'18 Temp-Controlled Imports

Throughput Capacity
Port of Savannah plans to significantly expand capacity in next 10 years

Current Facility & Development Overview

	Current Facility	*Development*
Cubic Feet	4.3mm cubic feet	~14.8mm cubic feet (est.)
Pallet Positions	6K pallet positions	~37K pallet positions (est.)
Capital	$20mm	~$70-75mm (3)



PORTFRESH

Note: The consummation of the development may not be completed at all, or may not be completed in the time frame, on the terms or in the manner currently anticipated. There are a number of risks and uncertainties relating to the development. No assurance can be given that the actual cost or completion dates of the developments will not exceed our estimate

(1) Represents 2012 – 2017 CAGR for US Imports of fruits & vegetables per the USDA

(2) Based on GPA Marketing Data (EIS – Loaded and Empty)

(3) Inclusive of $15mm purchase price allocated to land

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americold

Cloverleaf Cold Storage Acquisition

Cloverleaf acquisition enhances the Company's integrated warehouse network while expanding relationships with overlapping customers, with additional synergy opportunities available through integration



LEGEND

- Current expansion opportunities (3)
- Acquired land being considered for a new ground-up development

Asset locations denoted by bubbles of relative size, approximating facility size based on refrigerated cubic feet

9 STATES

22 FACILITIES

CLOVERLEAF COLD STORAGE
Farmers Produce

- *Fifth largest temperature-controlled warehouse company in the United States* [(1)]
- *Total purchase price of approximately **$1.24bn***
- *Immediately **accretive** (pre-COLD synergies and leverage neutral)*

TOTAL FACILITIES	22
REFRIGERATED CUBIC FEET	132mm
BUILDING SQUARE FEET	5.2mm
NUMBER OF CUSTOMERS	360+

TOP 10 CUSTOMERS
(100% Overlap with COLD Customers)

Smithfield, Cargill, Conagra, JBS, Bay Valley Foods, Michael Foods, Tyson, OK Foods, Hormel Foods, Butterball

Note: Does not include expansions and potential new build
(1) Based on GCCA data as of the transaction announcement date. Lineage Logistics' announced acquisition of Preferred Freezer Services had not yet closed and was not reflected in the industry rankings

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americold

Lanier Cold Storage Acquisition (Gainesville, GA)

Lanier Cold Storage acquisition further strengthens our position as the leading global owner and operator of temperature-controlled infrastructure

Transaction Overview

- In May 2019, COLD announced the acquisition of privately-held Lanier Cold Storage for ~$82mm
  - Consists of two temperature-controlled storage facilities served by major highways and railways
  - Less than 12 miles from COLD's Gainesville location
- Designed to supply poultry and other products to markets across the U.S.
- Potential synergies to be achieved through COLD's commercialization platform and the Americold Operating System

Lanier at a Glance

Facilities	"Lanier North" Lula, GA "Lanier South" Gainesville, GA
Cubic Feet	~14mm cubic feet
Pallet Positions	~51K pallet positions


GA
"Lanier North"
Lula, GA

31